EXHIBIT 32.2

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Sonny Nugent, Chief Financial Officer of Roman Acquisition Corporation, a Nevada corporation (the "Registrant"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report on Form 10-Q for the period of the Registrant from February 1, 2009 through April 30, 2009 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2009	/s/ Sonny Nugent
Name: Sonny Nugent
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.